Exhibit 21.1

NEWS CORPORATION
List of Subsidiaries

A.C.N. 067 052 386 Pty Limited	Australia
A2i Systems A/S	Denmark
Advertiser Newspapers Pty Limited	Australia
AG Media Investments Pty Ltd	Australia
AH BR Pty Limited	Australia
Alesia Holdings, Inc.	United States of America
Allied Press Limited	Papua New Guinea
Amplify Education Holding, Inc.	United States of America
Anotherway Unlimited Company	Ireland
Australian News Channel Pty Ltd	Australia
Axxis Software, LLC	United States of America
Babstova Limited	Ireland
Barrington Stoke Limited	United Kingdom
Belitha Press Ltd.	United Kingdom
Benevolus Holdings LLC	United States of America
Betten Financial News BV	Netherlands
Big Sea International Limited	British Virgin Islands
Brisbane Broncos (Licencee) Pty Limited	Australia
Brisbane Broncos Corporation Pty Ltd (Trustee)	Australia
Brisbane Broncos Corporation Trust	Australia
Brisbane Broncos Limited	Australia
Brisbane Broncos Management Corporation Pty Ltd	Australia
Brisbane Broncos Rugby League Club Ltd	Australia
Brisbane Professional Sports Investment Pty Ltd	Australia
Campaign Agent Pty Ltd	Australia
Capital Radio Productions Limited	Ireland
Casa dos Livros Editora Ltda.	Brazil
City Broadcasting Limited	Ireland
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Cork Media Enterprise Limited	Ireland
County Media Limited	Ireland
DEI CSEP, Inc.	United States of America
Dolphin Bookclub Limited	United Kingdom
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Malaysia) Sdn. Bhd.	Malaysia

Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones & Company, Inc.	United States of America
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China
Dow Jones AER Company, Inc.	United States of America
Dow Jones Canada, Inc.	Canada
Dow Jones Colombia S.A.S.	Colombia
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Do Brasil Serviços Econômicos Ltda.	Brazil
Dow Jones Energy Limited	United Kingdom
Dow Jones Factiva (UK) Limited	United Kingdom
Dow Jones Haber Ajansi Anonim Sirketi	Turkey
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International Advertising & Marketing Services, Inc.	United States of America
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Italia SRL	Italy
Dow Jones NBV Bulgaria EOOD	Bulgaria
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones News Services (Proprietary) Limited	South Africa
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Poland sp. z o.o.	Poland
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Services Romania S.R.L.	Romania
Dow Jones Trademark Holdings LLC	United States of America
Dow Jones WSJA Philippines, Inc.	Philippines
Dragonfly Eye Limited	United Kingdom
Dragonfly Eye Pte. Ltd.	Singapore
Editora HR Ltda.	Brazil
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Inc.	United States of America
eFinancialNews Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France

Factiva Business Information (Spain), S.L.	Spain
Factiva Limited	United Kingdom
Factiva, Inc.	United States of America
Farshore Books Limited	United Kingdom
Flatmates.com.au Pty Ltd	Australia
Fourth Estate Limited	United Kingdom
FS (Australia) I Pty Limited	Australia
Generate Canada ULC	Canada
Generate, Inc.	United States of America
George Allen & Unwin (Publishers) Limited	United Kingdom
Grafe und Unzer Verlag GmbH	Germany
Grupo Nelson Inc.	United States of America
Harlequin (UK) Limited	United Kingdom
Harlequin Books S.A.	Switzerland
Harlequin Digital Sales Corporation	United States of America
Harlequin Enterprises (Australia) Pty Ltd.	Australia
Harlequin Enterprises II BV/Sarl	Luxembourg
Harlequin Enterprises UK Limited	United Kingdom
Harlequin Enterprises ULC	Canada
Harlequin Holdings Inc.	United States of America
Harlequin Holdings S.A.	Switzerland
Harlequin India Private Limited	India
Harlequin Magazines Inc.	United States of America
Harlequin Products Inc.	United States of America
Harlequin Retail Inc.	United States of America
Harlequin Sales Corporation	United States of America
HarperCollins (UK)	United Kingdom
HarperCollins Brasil Holdings Participações Sociedade Limitada	Brazil
HarperCollins Canada Limited	Canada
HarperCollins Christian Publishing, Inc.	United States of America
HarperCollins Focus, LLC	United States of America
HarperCollins France S.A	France
HarperCollins Iberica S.A.	Spain
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Italia S.p.A.	Italy
HarperCollins Mexico, SA de CV	Mexico
HarperCollins Nordic AB	Sweden
HarperCollins Polska S.P. Z.o.o.	Poland
HarperCollins Productions LLC	United States of America
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand

HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers India Limited	India
HarperCollins Publishers L.L.C.	United States of America
HarperCollins Publishers Limited (Canadian entity)	Canada
HarperCollins Publishers Limited (UK entity)	United Kingdom
HarperCollins Publishers Middle East Books Trading LLC	United Arab Emirates
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
HarperCollins US LLC	United States of America
Help Me Choose Pty Limited	Australia
Homestore, Inc.	United States of America
Investor's Business Daily, LLC	United States of America
ISP Isar Sales Partner GmbH	Germany
KIP Limited	United Kingdom
KK HarperCollins Japan (aka Kabushiki Kaisha HarperCollins Japan)	Japan
Laurelgrove Pty Limited	Australia
Leader Associated Newspapers Pty. Ltd.	Australia
Leckie & Leckie Limited	United Kingdom
Letts Educational Limited	United Kingdom
Locon Solutions Private Limited	India
Magpie Holdings, Inc.	United States of America
MarketWatch, Inc.	United States of America
Marshall Pickering Holdings Limited	United Kingdom
Medium Rare Content Agency New Zealand Ltd	New Zealand
Medium Rare Content Agency Pty Ltd	Australia
Mills & Boon Limited	United Kingdom
Mortgage Choice Pty Ltd	Australia
Move Canada Systems ULC	Canada
Move Sales, Inc.	United States of America
Move, Inc.	United States of America
Moving.com, Inc.	United States of America
MSIM, LLC	United States of America
Muse Recruitment Holdings Limited	United Kingdom
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty Limited	Australia
NC Audience Exchange, LLC	United States of America
NC Transaction, Inc.	United States of America
NC UK Holdings Inc	United States of America
NCA Ventures Pty Ltd	Australia
NCIH LLC	United States of America
NCNS Holdings, LLC	United States of America

New Zealand News Channel Limited	New Zealand
News Australia Holdings LLC	United States of America
News Australia Holdings Partnership	Australia
News Australia Holdings Pty Limited	Australia
News Australia Investments Pty Ltd	Australia
News Australia Pty Limited	Australia
News Collins Holdings Limited	United Kingdom
News Collins Holdings Partnership	Australia
News Collins Limited	United Kingdom
News Corp Australia Holdings Pty Limited	Australia
News Corp Australia Investments Pty Limited	Australia
News Corp Australia Pty Limited	Australia
News Corp Holdings UK & Ireland	United Kingdom
News Corp Holdings, Inc.	United States of America
News Corp Investments I Limited	United Kingdom
News Corp Investments II Limited	United Kingdom
News Corp Investments LLC	United States of America
News Corp Investments UK & Ireland	United Kingdom
News Corp UK & Ireland Limited	United Kingdom
News Corporate Services Australia Pty Limited	Australia
News Corporate Services Canada ULC	Canada
News Corporate Services Inc.	United States of America
News Corporate Services UK Limited	United Kingdom
News Digital Media Pty Limited	Australia
News Enterprises, Inc.	United States of America
News FHC Holdings, LLC	United States of America
News Finance Inc.	United States of America
News Finance International Limited	United Kingdom
News Financial Services Limited	United Kingdom
News Group Newspapers Limited	United Kingdom
News Group/Times Newspapers U.K., Inc.	United States of America
News International Pension Trustees Limited	United Kingdom
News Life Media Pty Limited	Australia
News Limited of Australia, Inc.	United States of America
News of the World Limited	United Kingdom
News Pay TV Financing Pty Ltd	Australia
News Pay TV Pty Limited	Australia
News Preferred Holdings Inc	United States of America
News Press Ireland Limited	Ireland
News Printers Assets Limited	United Kingdom
News Pty Limited	Australia

News UK & Ireland Limited	United Kingdom
News UK & Ireland Newspapers Limited	United Kingdom
News UK & Ireland Recruitment Holdings Limited	United Kingdom
News UK & Ireland Trading Limited	United Kingdom
News UK Broadcasting Limited	United Kingdom
News UK Finance Holdings I LLC	United States of America
News UK Finance Holdings II LLC	United States of America
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NMV 1 Pty Ltd	Australia
NNC Insurance Services, Inc.	United States of America
NOVII Pty Ltd	Australia
NTS Technology Services Private Limited	India
NWS Digital Asia Pte. Limited	Singapore
NWS Digital India Private Limited	India
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Oil Price Information Service, LLC	United States of America
Oku Tech Private Limited	India
Onic Audio Limited	Ireland
Opcity Inc.	United States of America
Opis Benchmark Administration B.V.	Netherlands
Opis Holdings Limited	United Kingdom
Oxford Analytica Europe SAS	France
Oxford Analytica Inc.	United States of America
Oxford Analytica Ltd.	United Kingdom
Pacific Sports Holdings Pty Limited	Australia
Pacific Sports International Pty Limited	Australia
Pavilion & Portico Books Limited	United Kingdom
Pavilion Books Company Limited	United Kingdom
Pay TV Management Pty Limited	Australia
Pay TV Partnership	Australia
PBL Pay TV Pty Ltd	Australia
Post Action LLC	United States of America
Post Courier Limited	Papua New Guinea
PropTiger Marketing Services Private Limited	India
PropTrack Pty Ltd	Australia
Punters Paradise Pty Limited	Australia
Queensland Entertainment Services Pty Ltd	Australia

Queensland Newspapers Pty. Ltd.	Australia
Racing Internet Services Pty Ltd	Australia
Radio County Sound Limited	Ireland
REA Asia Holding Co. Pty Ltd	Australia
REA Financial Services Holding Co. Pty Ltd	Australia
REA Group Hong Kong Limited	Hong Kong
REA Group Ltd	Australia
REA India Pte. Ltd.	Singapore
REA US Holding Co. Pty Ltd	Australia
REAGCC Technology Services Private Limited	India
realestate.com.au Home Loans Mortgage Broking Pty Ltd	Australia
realestate.com.au Pty Limited	Australia
RealSelect, Inc.	United States of America
Realtair Inc.	Philippines
Realtair New Zealand Limited	New Zealand
Realtair Office Pty Ltd	Australia
Realtair Pty Limited	Australia
Rentalutions Inc.	United States of America
Review Publishing Company Limited	Hong Kong
Royal Children's Hospital Good Friday Appeal Limited	Australia
Ruby Newco LLC	United States of America
Shawnee Limited	Ireland
Simply Zesty Limited	Ireland
Simply Zesty UK Limited	United Kingdom
Smartline Home Loans Pty Ltd	Australia
Smartline Operations Pty Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Story(ation) Pty Limited	Australia
Storyful Americas, LLC	United States of America
Storyful Limited	Ireland
Switchdigital (London) Limited	United Kingdom
Switchdigital (Scotland) Limited	United Kingdom
Talksport (Pty) Limited	South Africa
talkSPORT Limited	United Kingdom
Teacup Real Estate Media, LLC	United States of America
The Courier-Mail Children's Fund Pty Ltd	Australia
The Daily Holdings, Inc.	United States of America
The Herald and Weekly Times Pty Limited	Australia
The Independent Broadcasting Corporation	Ireland
The Internet Business Limited	United Kingdom
The North Queensland Newspaper Company Pty Limited	Australia

The Oxford Analytica International Group, LLC	United States of America
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom
The Sunday Times Whisky Club Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
The Wall Street Journal Europe SRL	Belgium
The Zondervan Corporation L.L.C.	United States of America
Thomas Nelson Export Inc.	United States of America
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Toptrack Learning Ltd	United Kingdom
Tower Trustees Limited	United Kingdom
Treaty Radio Limited	Ireland
U105 Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
UpNest, Inc.	United States of America
Verlag Nagel & Kimche AG	Switzerland
Verlagsgruppe HarperCollins Deutschland GmbH	Germany
Vida Melhor Editora Ltda	Brazil
Vida Publishers L.L.C.	United States of America
Visual Domain Australia Pty Limited	Australia
Wall Street Journal India Publishing Private Limited	India
Way2Bet Pty Ltd	Australia
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
Wireless Group Limited	United Kingdom
Wireless Group Media (GB) Limited	United Kingdom
Wireless Group New Media Limited	United Kingdom
Zondervan (Republica Dominicana) S.A	Dominican Republic